Bragg Capital Trust

Exhibit 12(b) to Form N-CSR

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven H. Scruggs, Principal Executive Officer of Bragg Capital Trust, certify to my knowledge that:

1.	The N-CSR of the registrant for the period ended November 30, 2017 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant for the stated period.

/s/ Steven H. Scruggs

Steven H. Scruggs

President

Date: January 29, 2018

These statements accompany this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Bragg Capital Trust for purposes of the Securities Exchange Act of 1934.

A signed original of this written statement required by Section 906 has been provided to Bragg Capital Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

I, Benton S. Bragg, Principal Financial Officer of Bragg Capital Trust, certify to my knowledge that:

1.	The N-CSR of the registrant for the period ended November 30, 2017 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant for the stated period.

/s/ Benton S. Bragg

Benton S. Bragg

Treasurer

Date: January 29, 2018

These statements accompany this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Bragg Capital Trust for purposes of the Securities Exchange Act of 1934.

A signed original of this written statement required by Section 906 has been provided to Bragg Capital Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.